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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): September 23, 1999


                       DAISYTEK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                            0-25400                    75-2421746
(State or other                     (Commission                (I.R.S. Employer
jurisdiction of                     File Number)               Identification
incorporation)                                                 Number)


500 NORTH CENTRAL EXPRESSWAY, PLANO, TX                        75074
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (972) 881-4700

                                      NONE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

                  On September 23, 1999, PFSweb, Inc., a subsidiary of the
Registrant, issued the press release filed herewith as Exhibit 99, relating its filing of a preliminary registration statement on Form S-1. For the preliminary registration statement, go to the following internet address:
http://www.sec.gov/Archives/edgar/data/1095315/0000950134-99-008416.txt.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired

                  Not applicable

         (b)      Pro forma financial information

                  Not applicable

         (c)      Exhibits

                  99. Press Release dated September 23, 1999.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DAISYTEK INTERNATIONAL CORPORATION



Dated: October 4, 1999            By:   /s/ THOMAS J. MADDEN
                                  Thomas J. Madden
                                  Chief Financial Officer,
                                  Chief Accounting Officer,
                                  Vice President - Finance


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                                INDEX TO EXHIBITS


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   EXHIBIT                                                                              PAGE
     NO.                           EXHIBIT                                             NUMBER
--------------                     -----------                                      -------------
99.               Press Release dated September 23, 1999.......................            5